Merger of OCSL & OCSI October 29, 2020 Investor Presentation Exhibit 99.2

Disclaimer Forward-Looking Statements Some of the statements in this presentation constitute forward-looking statements because they relate to future events, future performance or financial condition or the two-step merger (the “mergers”) of Oaktree Strategic Income Corporation (“OCSI”) with and into Oaktree Specialty Lending Corporation (“OCSL”). The forward-looking statements may include statements as to: future operating results of OCSI and OCSL and distribution projections; business prospects of OCSI and OCSL and the prospects of their portfolio companies; and the impact of the investments that OCSI and OCSL expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of OCSI and OCSL stockholders voting in favor of the proposals submitted for their approval; (v) the ability to realize the anticipated benefits of the mergers, including possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, (x) risks associated with possible disruption in the operations of OCSI and OCSL or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in OCSI’s and OCSL’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) general considerations associated with the COVID-19 pandemic; and (xiv) other considerations that may be disclosed from time to time in OCSI’s and OCSL’s publicly disseminated documents and filings. OCSI and OCSL have based the forward-looking statements included in this presentation on information available to them on the date of this presentation, and they assume no obligation to update any such forward-looking statements. Although OCSI and OCSL undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OCSI and OCSL in the future may file with the Securities and Exchange Commission (“SEC”), including the Joint Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Additional Information and Where to Find It In connection with the Mergers, OCSI and OCSL plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and OCSL plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Joint Proxy Statement and a prospectus of OCSL. The Joint Proxy Statement and the Registration Statement will each contain important information about OCSI, OCSL, the Mergers and related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF OCSI AND OCSL ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OCSI, OCSL, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by OCSI, from OCSI’s website at http://www.oaktreestrategicincome.com and, for documents filed by OCSL, from OCSL’s website at http://www.oaktreespecialtylending.com. Participants in the Solicitation OCSI, its directors, certain of its executive officers and certain employees and officers of Oaktree Fund Advisors, LLC and its affiliates (collectively, “Oaktree”) may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of OCSI is set forth in its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on January 13, 2020. OCSL, its directors, certain of its executive officers and certain employees and officers of Oaktree, LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of OCSL is set forth in its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on January 13, 2020. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the OCSI and OCSL stockholders in connection with the Mergers will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above. No Offer or Solicitation This presentation is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this presentation is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in OCSI, OCSL or in any fund or other investment vehicle managed by Oaktree.

Key Transaction Benefits 1In connection with the consideration of a transaction, the board of directors of each OCSL and OCSI established a special committee, consisting only of certain independent directors. The board of directors of each of OCSL and OCSI unanimously approved the merger following the unanimous recommendation of the OCSL Special Committee and OCSI Special Committee, respectively. OCSL OCSI The board of directors of each of OCSL and OCSI have unanimously approved the merger and believe that it will create significant value for stockholders of both companies1 Expected to be accretive to NII Increase in first lien investments May gain greater access to debt capital markets Increased scale with $2+ billion of assets and improved secondary market liquidity Acquisition of a known, diversified portfolio Expected to be accretive to NII Increase in portfolio yield Benefit from OCSL’s investment grade credit ratings and unsecured debt Increased equity research coverage and secondary market liquidity Dividend accretion

Transaction Summary Merger Consideration Stock-for-stock merger with an exchange ratio determined at closing such that the issuance of OCSL shares to OCSI shareholders will result in ownership of the combined company proportional to each of OCSL’s and OCSI’s respective net asset values at closing Combined company to continue to trade under the ticker symbol “OCSL” on the Nasdaq Global Select Market Pro Forma Balance Sheet $2.2 billion of total assets, $1.1 billion of net assets Investments in 148 portfolio companies Pro forma leverage of 0.89x debt-to-equity; no anticipated change to OCSL’s target leverage ratio of 0.85x to 1.00x Flexible capital structure with no near-term debt maturities; OCSL’s 2025 Notes and credit facilities will remain outstanding, and OCSI’s credit facilities will be assumed by OCSL Fee Structure OCSL base management fee rate of 1.50% to remain unchanged OCSL 17.5% incentive fee and 6% hurdle rate to remain unchanged Oaktree will waive base management fees equal to $6 million for two years ($0.75 million per quarter for each of the eight quarters) immediately following the closing of the merger Required Approvals OCSL: Affirmative vote of a majority of votes cast where a quorum is present OCSI: Affirmative vote of a majority of outstanding shares Regulatory approvals and other customary closing conditions Management & Governance Oaktree will continue to serve as the investment adviser of the combined company OCSL’s board of directors expected to remain unchanged Expected Timing Expect to file preliminary joint proxy by late November 2020 Anticipate closing in fiscal Q2 2021, subject to stockholder approval and satisfaction or waiver of other closing conditions As of June 30, 2020

Strategic Rationale Increased Scale and Secondary Market Liquidity Combined company will have more than $2 billion of total assets and over $1 billion of net assets Larger market capitalization may lead to broader equity research coverage Potential for greater trading liquidity, providing path toward increased institutional ownership Enhanced Diversification via Seamless Portfolio Integration Combination of two known portfolios of investments that have been under Oaktree management Greater portfolio diversification through larger portfolio size and more individual borrowers Significant investment overlap as over 50% of OCSI’s portfolio investments, including approximately 70% of its private investments, are also in OCSL’s portfolio1 Strong credit quality in combined portfolio with 0.2% of non-accruals at fair value2 Enhanced Access to Debt Capital Markets Larger scale of OCSL may improve access to more diverse, lower cost sources of debt capital OCSI benefits from OCSL’s investment grade credit rating and unsecured debt Accretive to Net Investment Income Expected to be accretive to NII per share for both OCSL and OCSI shareholders The combined company is expected to recognize expense savings through cost and operational synergies Ability to reinvest legacy OCSI assets at higher yields As of June 30, 2020 1Excludes investments in Senior Loan Fund JV I, LLC (“Kemper JV”) and OCSI Glick JV LLC (“Glick JV”). 2Excludes OCSI’s investment in the Glick JV, which was restructured during the quarter ended March 31, 2020 and placed on non-accrual status. Increased Scale and Secondary Market Liquidity 1 Enhanced Diversification via Seamless Portfolio Integration 2 Greater Access to Debt Capital Markets 3 Anticipated to be Accretive to Net Investment Income 4 Oaktree believes that a combination of OCSL and OCSI will create value for stockholders of both companies through a larger, more diverse investment portfolio, expected cost savings and potential for greater trading liquidity

OCSL at a Glance OCSL is a publicly traded BDC that focuses on providing bespoke and highly-structured capital solutions to middle-market borrowers across the sponsor and non-sponsor finance markets Investment objective is to generate current income and capital appreciation by providing companies with flexible and innovative financing solutions Managed by Oaktree’s Strategic Credit strategy, the same team that manages OCSI As of June 30, 2020 1 Excludes negative EBITDA borrowers and recurring revenue software investments. 2Based in GICS sub-industry classification. Excludes multi-sector holdings, which is primarily composed of investments in the Kemper JV. $1.6bn 81% Total Investments Senior Secured Investments 119 $152mm Portfolio Companies Median Debt Portfolio Company EBITDA1 8.1% 0.2% Weighted Average Yield on Debt Investments Non-Accruals Portfolio Composition Core vs. Non-Core Industry Diversification2 Application Software 11.8% Pharmaceuticals 6.4% Data Process. & Outsourced Svcs. 6.1% Biotechnology 5.8% Oil & Gas Refining & Marketing 4.4% Health Care Services 3.8% Personal Products 3.3% Specialized Finance 3.1% Property & Casualty Insurance 3.0% Other 52.3% (As % of total portfolio at fair value, $ in millions) (As % of total portfolio at fair value)

OCSI at a Glance OCSI is a publicly traded BDC that primarily focuses on first lien loans to performing middle-market borrowers in both the private placement and broadly syndicated loan markets Conservative investment approach with emphasis on generating stable, current cash income to companies with resilient business models and strong fundamentals Managed by Oaktree’s Strategic Credit strategy, the same team that manages OCSL As of June 30, 2020 1Excludes OCSI’s share of the return on debt investments in the Glick JV. 2 Excludes negative EBITDA borrowers and recurring revenue software investments. 3Percentage of debt portfolio, excludes OCSI’s investment in the Glick JV, which was restructured during the quarter ended March 31, 2020 and placed on non-accrual status. Including the Glick JV, non-accruals represented 9.5% of the debt portfolio at fair value as of June 30, 2020. 4Based in GICS sub-industry classification. Excludes multi-sector holdings, which is primarily composed of investments in the Glick JV. $506mm 88% Total Investments First Lien Investments 76 $130mm Portfolio Companies Median Debt Portfolio Company EBITDA2 6.5% 0.4% Weighted Average Yield on Debt Investments1 Non-Accruals (excluding Glick JV)3 Portfolio Composition Core vs. Non-Core Industry Diversification4 Application Software 14.2% Aerospace & Defense 5.7% Diversified Support Services 4.8% Advertising 4.4% Movies & Entertainment 3.6% Alternative Carriers 3.1% Commercial Printing 2.9% Personal Products 2.7% Pharmaceuticals 2.7% Other 55.9% (As % of total portfolio at fair value, $ in millions) (As % of total portfolio at fair value)

Increased Scale and Secondary Market Liquidity ($ in millions) ($ in millions) Total Assets Market Cap, Trading Volume & Research Coverage Financial data as of June 30, 2020; market data as of October 23, 2020 Sources:S&P Capital IQ, FactSet $0.3mm avg. daily volume $1.3mm avg. daily volume OCSI OCSL Combined 1 7 7 The combination of OCSL and OCSI would result in a larger, more scaled BDC Research Coverage

Enhanced Diversification via Seamless Portfolio Integration (At fair value, $ in thousands) Portfolio Diversification OCSL OCSI Combined Investments at Fair Value $1,561,153 $506,452 Top 10 Investments (%) 23.3% 24.5% Number of Portfolio Companies 119 76 Non-Accruals at Fair Value (%) 0.2% 0.4%1 $2,067,605 20.7% 148 0.2% As of June 30, 2020 1Excludes OCSI’s investment in the Glick JV, which was restructured during the quarter ended March 31, 2020 and placed on non-accrual status. Including the Glick JV, non-accruals represented 9.5% of OCSI’s debt portfolio at fair value as of June 30, 2020. Assets by Type First Lien Second Lien Unsecured Equity Joint Venture Interests Industry Diversification Application Software Pharmaceuticals Data Processing & Outsourced Services Biotechnology Oil & Gas Refining & Marketing JV Interests Aerospace & Defense Diversified Support Services Advertising Movies & Entertainment Other

Enhanced Diversification via Seamless Portfolio Integration (continued) Substantial investment overlap will help facilitate seamless portfolio integration (At fair value, $ in millions) Debt Investment Overlap1 Fair Value % Overlap Fair Value % Overlap Quoted Debt Investments $428 54% $152 48% Private Debt Investments $260 45% $100 69% Total Overlapping Debt Portfolio $688 50% $253 55% Total Debt Investments $1,376 $460 OCSL OCSI As of June 30, 2020 Note:Numbers may not sum due to rounding. 1Excludes investments in the Kemper JV and the Glick JV.

Greater Access to Debt Capital Markets ($ in thousands) Capital Structure Overview Comparative Debt Mix OCSL OCSI Combined Total Funded Debt $766,725 $312,157 Total Committed Debt $1,000,000 $405,000 Weighted Average Interest Rate 2.7% 3.0% Net Leverage Ratio 0.83x 1.13x $1,078,882 $1,405,000 2.8% 0.89x Funding Mix Credit Facilities Unsecured Notes SPV Funding Facilities Larger scale may improve access to more diverse, lower cost sources of debt capital Scale generally provides access to a lower cost of funding available in the institutional bond market Combined company will benefit from OCSL’s investment grade credit ratings and ability to access the unsecured debt markets As of June 30, 2020

OAKTREE
OCSL | Specialty Lending Corporation

OAKTREE
OCSI | Strategic Income Corporation

Anticipated to be Accretive to Net Investment Income

The transaction is expected to be accretive to Net Investment Income to both OCSL and OCSI stockholders through:

1. Operational synergies through the elimination of certain duplicative expenses, realizing near term G&A savings
2. Ability to rotate OCSI's lower yielding portfolio into higher yielding, proprietary investments
3. Base management fee waiver of $6 million for two years ($0.75 million per quarter for each of the eight quarters) immediately following closing of the merger
4. Streamlined capital structure is anticipated to result in interest expense savings of $0.3 to $0.4 million annually

1 Estimated Annual Operating Synergies

($ in millions)


Merger expected to reduce annual operating expenses by ~$1.4 million or ~13%
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$10.8
$9.4
OCSL + OCSI
Combined
Professional Fees
Administrator Expense
Other G&A[1]

2 Opportunity for OCSI Portfolio Optimization

(At fair value)


OCSI, 26%:
6.5% weighted average yield on debt investments[2]
OCSL, 74%:
8.1% weighted average yield on debt investments[3]

As of June 30, 2020

1 *Other G&A includes general and administrative expenses and directors fees.*

2 *Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments, excluding OCSI's share of the return on debt investments in the Glick JV.*

3 *Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments, including OCSL's share of the return on debt investments in the Kemper JV.*

12

Conclusion Increased Scale and Secondary Market Liquidity Anticipated to be Accretive to Net Investment Income Enhanced Diversification via Seamless Portfolio Integration Greater Access to Debt Capital Markets

october 2020 november 2020 january 2021 march 2021 Indicative Transaction Timeline1 Transaction announcement File preliminary joint proxy and OCSL registration statement OCSL registration statement declared effective Proxy solicitation begins Stockholder meetings Targeted closing 1Subject to timing of the SEC comment process for the proxy statement and registration statement, stockholder approval and satisfaction or waiver of other closing conditions. Combined Company:

Appendix

Appendix I: Total Merger Consideration Merger Consideration Highlights Illustrative Example1 OCSI OCSL Combined Total NAV $249.7 $859.1 $1,108.8 Shares Outstanding 29.5 141.0 181.9 NAV Per Share $8.47 $6.09 $6.09 Total merger consideration will be based on the net asset values of OCSL and OCSI OCSL to acquire 100% of OCSI in a stock-for-stock transaction, with shares to be exchanged on a NAV-for-NAV basis Merger will result in an ownership split of the combined company proportional to each of OCSL’s and OCSI’s respective net asset values At closing, NAV used in determining the exchange ratio will reflect transaction expenses and any tax-related distributions 1Based on net asset values as of June 30, 2020. Net asset values do not include the impact of expenses related to the merger or any tax-related distributions. OCSI NAV Per Share $8.47 OCSL NAV Per Share $6.09 Exchange Ratio 1.39 ($ and share amounts in millions, except per share data)

Appendix II: OCSL & OCSI Comparison (At fair value, $ in thousands) Portfolio and Balance Sheet Metrics OCSL OCSI Combined Portfolio: Investments at Fair Value $1,561,153 $506,452 $2,067,605 Top 10 Investments (%) 23.3% 24.5% 20.7% Number of Portfolio Companies 119 76 148 First Lien (%) 61% 87% 68% Second Lien (%) 20% 4% 15% Unsecured (%) 7% - 5% Equity (%) 5% - 4% Joint Venture Interests (%) 7% 9% 8% Non-Accruals at Fair Value (% of debt portfolio) 0.2% 0.4%1 0.2% Balance Sheet: Total Assets $1,647,567 $579,325 $2,226,892 Cash and Cash Equivalents $50,728 $30,103 $80,831 Total Debt Outstanding2 $761,002 $312,157 $1,073,159 Net Assets $859,063 $249,709 $1,108,772 Total Debt to Equity Ratio 0.89x 1.25x 0.97x Net Debt to Equity Ratio 0.83x 1.13x 0.89x Unsecured Borrowings2 (%) 39% - 27% Weighted Average Interest Rate on Debt Outstanding 2.7% 3.0% 2.8% As of June 30, 2020 1Excludes OCSI’s investment in the Glick JV, which was restructured during the quarter ended March 31, 2020 and placed on non-accrual status. Including the Glick JV, non-accruals represented 9.5% of the debt portfolio at fair value as of June 30, 2020. 2Net of unamortized financing costs.